Exhibit 99.1

Exhibit 99.1

FINANCIAL ANALYST UPDATE

Roy Lobo

VP Investor Relations April 9, 2014

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, the Company’s current progress and timing objectives regarding completion of its accounting restatement and becoming current in its required filings with the SEC, the potential impact of the restatement on the Company’s financial performance and financial statements, the Company’s guidance concerning preliminary financial results and certain other financial and operating metrics for fiscal years 2012, 2013, 2014 and future periods, the expectation that the financial and operating metrics reported in the presentation will not be impacted by the restatement, the subscription uplift over annual maintenance, and market and industry data. The actual outcome of such matters could differ materially from those expressed in any forward-looking statements due to, among other things, the Company’s ability to complete the work required for the pending restatement of its financial statements in a timely manner, any additional required adjustments to the Company’s financial statements and/or other factors arising in the restatement process that are not currently known or identified or where the scope of work required or impact of the restatement may be greater than what is currently known or anticipated by the Company and the impact of the restatement on the Company’s sales, operations and financial performance. In addition,

Saba faces risks and uncertainties that could affect timing of the completion of its restatement and becoming current with respect to its delayed filings with the SEC including material weaknesses that exist with respect to its internal controls over financial reporting or additional deficiencies in its internal controls over financial reporting that may be identified. Readers should refer to the section entitled “Risk Factors” in the Form 10-K for the fiscal year ended May 31, 2011, and similar disclosures in subsequent reports filed with the SEC. The forward-looking statements and risks stated in this press release are based on information available to Saba today. Saba assumes no obligation to update them.

2	| ©2014 Saba Software, Inc.

FINANCIAL

ANALYST UPDATE

Shawn Farshchi

President & CEO April 9, 2014

AGENDA

Cloud Migration

Product Innovation – Hallmark of the Company

TAM Opportunity

Execution

Cloud Operations

4	| ©2014 Saba Software, Inc.

LATEST ANNOUNCEMENTS

Saba Announces Paige Newcombe as Chief Customer Officer

Saba Showcases Talent Management Transformation at @Work 2014

Saba Shifts Talent Management Into High Gear with Spring Cloud Release

Saba Announces Winners of Customer Excellence Awards at @Work 2014 Summit

Saba @Work 2014 Brings Together Leaders in the Talent Management Community to Discuss Transformation

5	| ©2014 Saba Software, Inc.

CLOUD MIGRATION

SUCCESS TO DATE

7	| ©2014 Saba Software, Inc.

FINANCIAL IMPACT – CLOUD MIGRATION

Annual Subscription Uplift over Annual Maintenance

2.0x to 3.0x

4.7x

Cross-Sell Opportunities

Up-Sell Opportunities

8	| ©2014 Saba Software, Inc.

FUTURE PLANS FOR CLOUD MIGRATION

PRODUCT INNOVATIONS

PRODUCT INNOVATION

Excited by all the innovation around the Talent 1 Platform 3 key features about our Talent 1 Platform

Irresistible Experience

Intelligent at the core

Integrate with ease to provide extensibility with your ecosystem

11 | ©2014 Saba Software, Inc.

MARKET OPPORTUNITY

MARKET OPPORTUNITY FOR TALENT & COLLABORATION

$ in M’s

7,000 6,368

6,025

6,000 5,381 1,301

4,944 1,283

5,000 4,524 1,157

4,078 1,089

1,019

4,000 3,508 2,412

3,308 933 2,123

800 1,632 1,862

3,000 783 1,426

1,241

929 1,076 1,129 1,145

2,000 959 1,019

821 897

689 704

1,000 501 512 597 652 697 741 821 833

407 416 485 530 566 602 667 677

0

2011 2012 2013 2014 2015 2016 2017 2018

Performance Learning Recruiting Collaboration Other

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Source: Saba, Gartner 2014

TALENT AND COLLABORATION BY REGION

$ in M’s

7,000 6,368

6,025

6,000 5,381

4,944

4,524

5,000

4,078

4,000 3,308 3,508

3,000

2,000

1,000

0

2011 2012 2013 2014 2015 2016 2017 2018

North America Western Europe Eastern Europe

Asia/ Pacific Latin America MENA

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Source: Saba, Gartner 2014

TALENT AND COLLABORATION FOR LARGE ENTERPRISES

$ in M’s

4,457

4,500 4,217

3,767

4,000 3,461

3,500 3,167

2,855

3,000 2,455

2,316

2,500

2,000

1,500

1,000

500

0

2011 2012 2013 2014 2015 2016 2017 2018

North America Western Europe Eastern Europe

Asia/ Pacific Latin America MENA

15 | ©2014 Saba Software, Inc. Source: Saba, Gartner 2014

TALENT MANAGEMENT FOR LARGE ENTERPRISES

$ in M’s

3,389

3,500 3,256

2,905

3,000 2,691

2,480

2,500 2,253

1,875 1,959

2,000

1,500

1,000

500

0

2011 2012 2013 2014 2015 2016 2017 2018

North America Western Europe

16 | ©2014 Saba Software, Inc. Source: Gartner Enterprise Software Forecast 2014

Bersin by Deloitte, 2013

GREAT SUCCESS IN REPLACING COMPETITORS

18 | ©2014 Saba Software, Inc.

TALENT AND COLLABORATION FOR LARGE ENTERPRISES

$ in M’s

1,200 1,068

962

1,000

862

769

800 686

601

600 496

441

400

200

0

2011 2012 2013 2014 2015 2016 2017 2018

Eastern Europe Asia/ Pacific Latin America MENA

19 | ©2014 Saba Software, Inc. Source: Saba, Gartner 2014

SUCCESS WE HAVE IN REST OF THE WORLD

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TALENT & COLLABORATION FOR SMALL AND MEDIUM ENTERPRISE

$ in M’s

1,910

2,000 1,807

1,800 1,614

1,600 1,483

1,357

1,400 1,223

1,200 992 1,052

1,000

800

600

400

200

0

2011 2012 2013 2014 2015 2016 2017 2018

North America Western Europe Eastern Europe

Asia/ Pacific Latin America MENA

21 | ©2014 Saba Software, Inc. Source: Saba, Gartner 2014

SUCCESS WE HAVE IN SMALL & MEDIUM ENTERPRISE

22 | ©2014 Saba Software, Inc.

SUMMARY OF MARKET OPPORTUNITY – 2015

0

$1.5B

$2.7 B

$0.8 B

Replacement Opportunity in

North America & Europe

Greenfield Opportunity at Large Enterprise for ROW

Greenfield Opportunity at SME

23 | ©2014 Saba Software, Inc.

EXECUTION

HOW DO WE CAPTURE THIS MARKET OPPORTUNITY?

People

Upgrading leadership teams across all functions

GM North America

Talented sales executives with Talent Management domain experience Chief Customer Officer VP Operations and associated operations staff

Product

Saba Cloud is ready for all types and sizes of customers

Saba Cloud momentum is building with new customers and with existing customers – the product is VERY competitive

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HOW DO WE CAPTURE THIS MARKET OPPORTUNITY?

Product (continued)

Completeness of Talent Suite

– Recruiting is delivered

– Compensation in development

– Talent Insight in development

All built on the Talent1 platform

– Irresistible user experience

– Predictive machine learning

– Extremely extensible

– Highly scalable, available, and secure

– Global

26 | ©2014 Saba Software, Inc.

HOW DO WE CAPTURE THIS MARKET OPPORTUNITY?

Positioning

Increase awareness

– Branding; Events; Regional User Groups

Increase demand generation

– Thought Leadership/Best Practices

– Retargeting

– Evangelizing

Agile and innovative vs slow and stagnant

Selling beyond the CLO to CHRO and CIO

27 | ©2014 Saba Software, Inc.

HOW DO WE CAPTURE THIS MARKET OPPORTUNITY?

Process

Expertise@Work

– Agile enablement rather than traditional waterfall implementations

– Transparent, cost certain, and modern

– Redefined the customer journey for the talent management industry with the expertise manager

– Chief Customer Officer – Paige Newcombe

28 | ©2014 Saba Software, Inc.

CLOUD OPERATIONS

SCALE EFFICIENTLY

Improve Gross Margins

RATIONALIZE DATA CENTER COSTS Moving away from Managed services Global reach Vendor redundancy

Automation of Provisioning

Optimizing scalability of the platform

30 | ©2014 Saba Software, Inc.

SCALE EFFICIENTLY

Best In Class Security

Privacy

Customers trust Saba to maintain privacy

Not only Safe Harbor and Privacy Certification, Saba adds COPPA Children’s Privacy and Trusted

Cloud which is assessed by a third party

Application Security

Embed Security into the System Development Lifecycle, not after it is in production

Certifications Beyond Data Centers

Saba obtained SSAE-16 SOC II Type 2 for Corporate Policies and Processes

Security Personnel

Experienced professionals building security for cloud

Access

Saba personnel undergo awareness training and certification

Background checks that not only includes work history and reference checks, but also financial, government watch list, education, and more

31 | ©2014 Saba Software, Inc.

FINANCIAL ANALYST UPDATE

Mark Robinson

CFO

April 16, 2014

AGENDA

Regaining SEC Compliance

Business Trends

Key Financial Metrics

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REGAINING SEC COMPLIANCE

Data intensive work for restatement is substantially complete

Focus is on completing financial audits

The audits span multiple years

Goal to regain SEC compliance during the fourth calendar quarter of this year

34 | ©2014 Saba Software, Inc.

BUSINESS TRENDS –

PROJECTED CHANGE IN BOOKINGS MIX:

FY’ 11 Targets (2)

Cloud 14% 50% - 60% Our core Cloud

business currently

Hosting 8% ~ 4% represents

Support 33% 15% - 20% approximately 40%

of total bookings

Professional Services 29% ~ 15%

License 16% ~ 5%

Approximately 75%

of total current

Recurring Business (1) 55% 80%+ bookings are

recurring in nature

(1)	Recurring Business includes Cloud, Hosting and Support
(2)	Reflect future 2-3 year targets

35 | ©2014 Saba Software, Inc.

BUSINESS TRENDS – RECURRING BOOKINGS MIX

$

9% 6%

9%

35%

37%

42%

54% 59%

49%

FY12 FY13 FY14 (1)

Cloud Support Hosting

(1)	Forecast

36 | ©2014 Saba Software, Inc.

BUSINESS TRENDS - YoY GROWTH AND DYNAMICS IN NEW CLOUD BOOKINGS (1)

FY'14 FY'12 FY'13 Forecast New Cloud Bookings 54% -22% 15%

FY’12:

Strong growth realized during early transition to Cloud which included a number of very large complex deals with heavy customization and high support requirements

FY’13:

Sales Execution issue

More rigor around managing deals – less customization Deals became more protracted

FY’14: YTD YoY results driven by weak Q1 offset by strong Q2 & Q3

Q1 YoY down 60% due to sales execution issues coupled with unusually strong Q1 FY’13 bookings

Q2-Q4 combined YoY growth up 60% - driven by change in sales culture, leadership change and product innovation

(1)	Bookings are based on annual contract value and are not expected to be impacted by the restatement.

37 | ©2014 Saba Software, Inc.

BUSINESS TRENDS –

YoY GROWTH AND DYNAMICS IN CLOUD RENEWALS

FY'14

FY'12 FY'13 Forecast

Cloud Renewal Rates 94% 89% 88%

FY’12: Early evolution Cloud business which included a number of complex enterprise customers with high support costs FY’13/14 Renewal Dynamics:

Certain customers with heavy customization and support requirements did not align with our business model which near term reduced renewal rates Customer move to in-house application Acquisition and adoption of acquirer applications Renewal rate target 90%+

38 | ©2014 Saba Software, Inc.

BUSINESS TRENDS – TARGET GROSS MARGINS

Targets (1)

Cloud ~ 80%

Support ~ 80%

Professional Services ~ 30%

License ~ 92%

Total Gross Margin ~ 75%

(1) The above figures represent two to three year targets that do not account for any impact to the company’s prior financial results that may be caused by the restatement. These targets are subject to customary uncertainties related to future performance of the business.

39 | ©2014 Saba Software, Inc.

KEY FINANCIAL TARGET METRICS (1)

Cloud Bookings YoY Growth 30%+

Cloud Margins 80%+

Cash Flow From Operations

EBITDA

Cloud Retention Rate 90%+

Revenue per Employee $250K

(1) The above figures represent two to three year targets that do not account for any impact to the company’s prior financial results that may be caused by the restatement. These targets are subject to customary uncertainties related to future performance of the business. The level of targeted improvement in cash flow from operations and EBITDA will depend on a variety of factors related to the performance of the business but achievement of the other financial targets can be expected to give rise to increases in cash flow and EBITDA over time.

40 | ©2014 Saba Software, Inc.

Thank You